UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2006

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ANADIGICS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-25662	22-2582106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Mt. Bethel Road, Warren, New Jersey 07059
(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 668-5000

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 29, 2006, ANADIGICS, Inc. issued a press release announcing that it has completed an underwritten public offering of an aggregate of 10,446,200 shares of its common stock, comprising the sale of 9,200,000 shares on March 15, 2006 and the issuance on March 29, 2006 of an additional 1,246,200 shares upon the exercise by the underwriters of their option to purchase additional shares to cover overallotments. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release of ANADIGICS, Inc., dated March 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2006

                                ANADIGICS, Inc.

                                By:  /s/ Thomas Shields
                                        Name:  Thomas Shields
                                        Title:    Executive Vice President and Chief
                                                     Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release of ANADIGICS, Inc., dated March 29, 2006.